The Korea Fund, Inc.

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MARCH 31, 2023 (Unaudited)

Investments	Shares	Value ($)

COMMON STOCKS—98.5%
Automobile Components—5.0%
Hankook Tire & Technology Co. Ltd.	63,700	1,703,851
Hyundai Mobis Co. Ltd.	28,800	4,783,385

		6,487,236

Automobiles—3.5%
Hyundai Motor Co. (Preference)	42,600	3,146,745
Kia Corp.	21,600	1,348,015

		4,494,760

Banks—6.4%
Hana Financial Group, Inc.	88,700	2,777,993
KakaoBank Corp.	16,800	313,996
KB Financial Group, Inc.	143,000	5,222,673

		8,314,662

Biotechnology—1.5%
Hugel, Inc.*	19,200	1,898,470

Capital Markets—2.4%
KIWOOM Securities Co. Ltd.	18,000	1,404,061
Korea Investment Holdings Co. Ltd.	38,500	1,634,206

		3,038,267

Chemicals—10.7%
Kumho Petrochemical Co. Ltd.	9,500	1,050,830
LG Chem Ltd.	15,340	8,424,636
Lotte Chemical Corp.	4,600	675,810
SK IE Technology Co. Ltd.*(a)	24,500	1,351,863
SKC Co. Ltd.	26,500	2,342,112

		13,845,251

Construction & Engineering—2.4%
DL Holdings Co. Ltd.	23,500	965,124
Samsung Engineering Co. Ltd.*	86,900	2,123,764

		3,088,888

Consumer Staples Distribution & Retail—0.9%
BGF retail Co. Ltd.	8,105	1,129,071

Electronic Equipment, Instruments & Components—3.0%
Samsung Electro-Mechanics Co. Ltd.	23,400	2,762,867
Samsung SDI Co. Ltd.	2,020	1,147,439

		3,910,306

Entertainment—3.4%
JYP Entertainment Corp.	20,700	1,237,107
NCSoft Corp.	8,750	2,507,496
YG Entertainment, Inc.	15,700	689,278

		4,433,881

Food Products—2.3%
CJ CheilJedang Corp.	7,250	1,816,335
Orion Corp.	11,617	1,219,259

		3,035,594

Health Care Equipment & Supplies—0.4%
Suheung Co. Ltd.	24,000	543,678

Hotels, Restaurants & Leisure—1.0%
Kangwon Land, Inc.	88,000	1,349,780

Household Durables—1.4%
Coway Co. Ltd.	26,500	1,069,530
Zinus, Inc.	32,446	703,355

		1,772,885

Industrial Conglomerates—1.4%
SK, Inc.	13,200	1,758,792

Insurance—2.5%
Samsung Fire & Marine Insurance Co. Ltd.	13,950	2,205,108
Samsung Life Insurance Co. Ltd.	20,000	964,476

		3,169,584

Interactive Media & Services—5.3%
AfreecaTV Co. Ltd.	6,800	446,926
Kakao Corp.	40,500	1,918,032
NAVER Corp.	29,000	4,544,040

		6,908,998

Life Sciences Tools & Services—2.3%
Samsung Biologics Co. Ltd.*(a)	4,900	2,970,205

Marine Transportation—0.6%
Pan Ocean Co. Ltd.	184,700	827,963

Media—0.4%
Innocean Worldwide, Inc.	17,986	563,158

Metals & Mining—3.9%
POSCO Holdings, Inc.	17,750	5,021,853

Oil, Gas & Consumable Fuels—3.8%
SK Innovation Co. Ltd.*	19,700	2,729,565
S-Oil Corp.	35,700	2,199,061

		4,928,626

Personal Care Products—1.4%
LG H&H Co. Ltd.	3,850	1,778,694

Pharmaceuticals—0.8%
Yuhan Corp.	27,800	1,082,329

Professional Services—0.5%
NICE Information Service Co. Ltd.	65,000	617,593

Semiconductors & Semiconductor Equipment—7.4%
Eo Technics Co. Ltd.	10,928	754,328
SK Hynix, Inc.	129,400	8,855,483

		9,609,811

Specialty Retail—0.6%
K Car Co. Ltd.	80,000	787,627

Technology Hardware, Storage & Peripherals—23.0%
Samsung Electronics Co. Ltd.	602,300	29,784,314

Textiles, Apparel & Luxury Goods—0.3%
Hwaseung Enterprise Co. Ltd.	50,000	329,750

TOTAL COMMON STOCKS (COST $99,884,548)		127,482,026

Total Investments—98.5% (Cost $99,884,548)		127,482,026
Other Assets Less Liabilities—1.5%		2,004,330

Net Assets—100.0%		129,486,356

Percentages indicated are based on net assets.

The Korea Fund, Inc.

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MARCH 31, 2023 (Unaudited) (continued)

Abbreviations
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
*	Non-income producing security.

The Korea Fund, Inc.

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MARCH 31, 2023 (Unaudited) (continued)

A. Valuation of Investments – Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

Under Section 2(a)(41) of the Investment Company Act of 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations. This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Certain foreign equity instruments are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities(a)	$—	$127,482,026	$—	$127,482,026

(a)	Please refer to the SOI for specifics of portfolio holdings.